Exhibit 10.20.5
Execution Version

FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Dated as of January 24, 2025
Between:
LOANDEPOT.COM, LLC, as Seller
and
JPMORGAN CHASE BANK, N.A., as Buyer
The Parties have agreed to amend (for the fifth time) the First Amended and Restated Master Repurchase Agreement dated September 30, 2022, between them (the “Original MRA”, as amended by the First Amendment to First Amended and Restated Master Repurchase Agreement dated June 30, 2023, the Second Amendment to First Amended and Restated Master Repurchase Agreement dated September 29, 2023, the Third Amendment to First Amended and Restated Master Repurchase Agreement dated September 27, 2024, and the Fourth Amendment to First Amended and Restated Master Repurchase Agreement dated December 23, 2024, the “Amended MRA” and as amended hereby and as further supplemented, amended or restated from time to time, the “MRA”).
All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment have the same meanings here as there. The sole numbered Section of this Amendment is numbered to correspond to the numbering of the Section of the Amended MRA amended hereby.
2.    Definitions; Interpretation
A.    The defined term “Termination Date” contained in Section 2(a) of the Amended MRA is hereby amended to read as follows:
“Termination Date” means the earliest of (i) the Business Day, if any, that Seller designates as the Termination Date by written notice given to the Buyer at least thirty (30) days before such date, (ii) the Business Day, if any, that Buyer designates as the Termination Date by written notice given to the Seller at least sixty (60) days before such date, (iii) the date of declaration of the Termination Date pursuant to Section 12(b)(i) and (iii) March 26, 2025.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

Exhibit 10.20.5
As amended hereby, the Original MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:/s/ Bradley Fisher
Bradley Fisher
Authorized Officer

LOANDEPOT.COM, LLC

By:/s/ David Hayes
Name: David Hayes____________________
Title:CFO____________________________

Counterpart signature page to Fifth Amendment to First Amended and Restated Master Repurchase Agreement